UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                             NEW ULM TELECOM, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT









                              NEW ULM TELECOM, INC.
                             400 SECOND STREET NORTH
                                NEW ULM, MN 56073

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2002


         Notice is hereby given that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. will be held in the German Rivers Room, Holiday Inn, 2101 S. Broadway, New Ulm, Minnesota on Thursday, May 2, 2002 at 10:00 a.m. for the following purposes:

1. To elect two (2) directors for a term of three (3) years each to hold office until the Annual Meeting of Shareholders to be held in May of the year 2005 or until their successors are elected.

2. To approve the resolution amending Article II of the Articles of Incorporation to read: "The principle place of business and registered address of this corporation is 27 North Minnesota Street, City of New Ulm, Brown County, Minnesota."

3.       To approve the resolution amending Section 3 of the By-Laws to read:
         "Stock may be transferred by written assignment in person or by power of attorney."

4.       To approve the resolution amending Section 7 of the By-Laws to read:
         "The Board of Directors may adopt, alter or abandon the use of a corporate seal."

5. To ratify the appointment of Olsen Thielen & Co., Ltd. as auditors of the Company for 2002.

6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 25, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ BARBARA A.J. BORNHOFT
                                        SECRETARY

New Ulm, Minnesota
April 12, 2002

         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                              NEW ULM TELECOM, INC.
                             400 Second Street North
                            New Ulm, Minnesota 56073
                                  507-354-4111

                          ---------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 2, 2002

                          ---------------------------

                                  INTRODUCTION

         This Proxy Statement and the enclosed Proxy, mailed on or about April 12, 2002, is made by the Board of Directors of New Ulm Telecom, Inc. (the "Company") for use at the Annual Meeting and any adjournment thereof to be held on May 2, 2002. Only shareholders of record at the close of business on March 25, 2002 will be entitled to vote at the meeting. You are urged to sign and return the enclosed proxy whether or not you plan to attend the meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted according to your direction. You should specify your choices by marking the appropriate boxes on the Proxy. If your Proxy does not specify a choice, it will be voted FOR all items.

         Any Proxy may be revoked at any time before it is voted by receipt of a Proxy properly signed and dated subsequent to an earlier Proxy, or by revocation of a written Proxy by request in person at the Annual Meeting. The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. The cost of this solicitation, including preparing, assembling and mailing the Proxies and solicitation materials, will be paid by the Company.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The total number of shares outstanding as of March 25, 2002 and entitled to vote at the meeting consisted of 5,115,585 shares of common stock. For each share held, shareholders may cast one vote for each of the two directorships to be filled at this meeting. Each shareholder entitled to vote has the right to cumulative vote their shares in the election of directors by giving written notice of intent to cumulative vote to any officer of the corporation before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of intent to cumulative vote occurs, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall cumulative vote their shares by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast their votes for one candidate or may distribute the votes among any number of candidates.

         The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of March 25, 2002, the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group.

Name & Address of               Amount & Nature of          Percent of
Beneficial Ownership            Beneficial Ownership        Ownership
--------------------            --------------------        ---------

Ruth B. Wines, Trustee of
the Ralph K. Wines &
Ruth B. Wines Family Trust            274,320                5.362%
216 Apolena
Newport Beach, California

All Directors & Officers as
a Group (11 persons)                  371,373                7.3%(1)

----------------------

         (1) Includes 83,478 shares owned by the spouses of directors and officers.

                      ELECTION OF DIRECTORS (PROPOSAL #1)

         The Board of Directors has nominated and recommends for election as Directors of the Company the two persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

         Information regarding the nominees and other directors filling unexpired terms, including information regarding their principal occupations, is on the next page. Ownership of common stock of the Company by such nominees is given as of March 25, 2002. To the best of the Company's knowledge, unless otherwise indicated, the persons indicated possess sole voting and investment power with respect to their stock ownership.

-------------------------------------------------------------
NOMINEES PROPOSED FOR ELECTION FOR TERMS EXPIRING IN 2005
(Including business experience during the past five years.)
-------------------------------------------------------------
Principal          Director                       Year Term    Stock
Name & Age         Occupation             Since    Expires   Ownership   Percent
----------         ----------             -----    -------   ---------   -------

DUANE LAMBRECHT    Owner/CEO,              1999      2002        900         *
(55)               Shelter Products, Inc.

ROBERT RANWEILER   Principal of            1989      2002     64,350(1)    1.3%
(54)               Biebl, Ranweiler, Christiansen,
                   Meyer, Thompson & Co. Chtd.,
                   Certified Public Accountants

-------------------------------------------------------------
DIRECTORS SERVING UNEXPIRED TERMS
(Including business experience during the past five years.)
-------------------------------------------------------------

ROSEMARY DITTRICH    Corporate             1997      2003     11,028(2)     .2%
(60)                 Secretary, D & A Trucking, Inc.

MARY ELLEN DOMEIER   President, State      1999      2003      1,350         *
(60)                 Bank & Trust Co.

GARY NELSON          President,            1982      2003     31,350(3)     .6%
(64)                 The Insurance Group

JAMES JENSEN         President, Jensen     1982      2004     16,743(4)     .3%
(57)                 Clothing, Inc.

PERRY MEYER          Farmer                1995      2004     12,000        .2%
(47)


* Less than .1%

         (1) Includes 61,650 shares owned by Mr. Ranweiler's spouse.
         (2) Includes 4,500 shares owned by Ms. Dittrich's spouse.
         (3) Includes 13,674 shares owned by Mr. Nelson's spouse.
         (4) Includes 3,654 shares owned by Mr. Jensen's spouse.

         The Board of Directors consists of eight members with staggered terms of three years for each Director. The Board holds regular monthly meetings and some special meetings. The Board held 13 meetings in 2001. All directors attended 75% or more of the Board meetings and applicable Committee meetings.

COMMITTEES OF THE BOARD

         The Audit Committee, which consists of Rosemary Dittrich, Perry Meyer and Mark Retzlaff, meets as required. The Audit Committee reviews the activities and reports of the independent auditors.

         The Steering Committee consists of James Jensen, Gary Nelson, Robert Ranweiler and Mark Retzlaff. This committee is responsible for the study and analysis of the Company's financial needs and requirements and the evaluation of the future operations and needs of the Company. The Steering Committee had 3 meetings in 2001

         The Personnel Committee consists of Perry Meyer, Mary Ellen Domeier and Duane Lambrecht. Its duties are to evaluate employee compensation and staffing. The Personnel Committee also makes appropriate recommendations concerning officers' and directors' compensation. This committee had 5 meetings in 2001.

         The Company also has a Strategic Planning Committee and an Ad Hoc Stock Committee. These committees meet as required.

         The Board of Directors as a whole is the Nominating Committee.

         In addition, the Chairman of the Board is an ex officio member of all committees.

COMPENSATION OF DIRECTORS

         In 2001, each Director was paid an annual retainer at the rate of $10,511.68 per year from New Ulm Telecom, Inc.; $2,167.88 per year from Western Telephone Company; $784.44 per year from Peoples Telephone Company and $136 per year split evenly between the other three subsidiaries of New Ulm Telecom, Inc. Directors received $285 per meeting attended.

EXECUTIVE OFFICERS

NAME AND AGE        POSITION                    TERM OF OFFICE
------------        --------                    --------------

JAMES JENSEN        Chairman                    1-year Term Expiring in May,
(57)                                            2002. Secretary from 1989-1993.
                                                President from 1993-1998.
                                                Chairman since 1999.

BILL OTIS           President                   1-year Term Expiring in 2002.
(44)                                            General Manager since 1985.
                                                Executive Vice- President since
                                                1993. President since 1999.

NAME AND AGE        POSITION                    TERM OF OFFICE
------------        --------                    --------------

BARBARA BORNHOFT    Vice-President/Secretary    One-year term expiring in 2002.
(45)

CHRISTOPHER HOPP    Controller/Treasurer        One-year term expiring in 2002.
(33)

         There neither are nor have there been any agreements between the above-named officers and any other persons relative to the selection of any officers.

         The Company's officers and directors are required to file reports of their beneficial ownership with the Securities and Exchange Commission. According to the Company's records, during the period from January 1, 2001 to December 31, 2001, officers and directors of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

EXECUTIVE COMPENSATION

         The Company maintains a consistent compensation philosophy for all employees. This philosophy rewards the coordinated efforts of the employees in meeting corporate objectives, as well as meeting the expectations of its customers and shareholders. The compensation program for executives is the responsibility of the Board of Directors. The philosophy for the executive salary program is to pay competitively compared to similar-sized companies, particularly technology companies.

         The table below sets forth the cash and non-cash compensation for each of the last three fiscal years ending December 31, 2001 for the President.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation
                                -------------------
                                                           All Other
Name and Position       Year     Salary      Bonus     Compensation($)(1)
-----------------       ----     ------      -----     ------------------
Bill Otis, President    2001    $132,812    $20,000         $16,648
                        2000     125,000     15,600          15,793
                        1999     125,000     15,625           8,227

(1) Contributions from the Company to the 401(k) plan.

Note: Certain columns have not been included in the table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for providing independent objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditor's participation in the financial reporting process. The Audit Committee is comprised of independent directors as defined by the National Association of Securities Dealers (NASD) listing standards.

         The Audit Committee held one meeting during fiscal year 2001. The meeting was designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Olsen Thielen & Co., Ltd.

         During the meeting, the Audit Committee reviewed and discussed the audited financial statements with management and Olsen Thielen & Co., Ltd. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Olsen Thielen & Co., Ltd. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Olsen Thielen & Co., Ltd. provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Olsen Thielen Co., Ltd. The Audit Committee considered whether the provision of information technology services and other non-audit services to the Company by Olsen Thielen & Co., Ltd. is compatible with maintaining the principal accountant's independence.

         Based on the discussions with management and Olsen Thielen & Co., Ltd., the Audit Committee's review of the representations of management and the report of Olsen Thielen & Co., Ltd., the Audit Committee recommended to the Board that the audited consolidated financial statements are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

           Submitted by the Audit Committee of the Board of Directors
                            Rosemary Dittrich, Chair
                            Perry Meyer
                            Mark Retzlaff

Fees for all services provided by Olsen Thielen & Co., Ltd. for fiscal year 2001 are as follows:

         AUDIT FEES

         Amounts billed by Olsen Thielen & Co., Ltd. related to the 2001 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-Q were approximately $49,878.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No amounts were billed by Olsen Thielen & Co., Ltd. in 2001 for financial information systems design and implementation services.

         ALL OTHER FEES

         Amounts billed by Olsen Thielen & Co., Ltd. for all other professional services in 2001 were approximately $152,586. A substantial amount of these fees relates to statutory filings, tax services and services in connection with state and federal regulatory matters.

INDEBTEDNESS OF MANAGEMENT

         Bill Otis, President, has an outstanding loan from the Company which had a balance on 12/31/01 of $687,402. The loan is secured by New Ulm Telecom, Inc. common stock. The interest rate on this loan is 6.09%.


                               RESOLUTION TO AMEND
                   ARTICLE II OF THE ARTICLES OF INCORPORATION
                                  (PROPOSAL #2)

         Be it Resolved, that Article II of the Articles of Incorporation, which presently reads:

                  "ARTICLE II.

         The principle place of business and the chief office of said corporation shall be 400 Second North, City of New Ulm, Brown County, Minnesota."

be amended in its entirety to read as follows:

                  "ARTICLE II.

         The principle place of business and registered address of this corporation is 27 North Minnesota Street, City of New Ulm, Brown County, Minnesota."

         YOUR DIRECTORS RECOMMEND A VOTE FOR THIS AMENDMENT.

                               RESOLUTION TO AMEND
                            SECTION 3 OF THE BY-LAWS
                                  (PROPOSAL #3)

Be it Resolved, that Section 3 of the By-Laws, which read as follows:

         "SECTION 3. Stock may be transferred by written assignment in person or by power of attorney, but no assignment shall be effectual unless approved by the Board of Directors."

be amended in its entirety to read as follows:

         "SECTION 3. Stock may be transferred by written assignment in person or by power of attorney."

         YOUR DIRECTORS RECOMMEND A VOTE FOR THIS AMENDMENT.

                               RESOLUTION TO AMEND
                            SECTION 7 OF THE BY-LAWS
                                  (PROPOSAL #4)

Be it Resolved, that Section 7 of the By-Laws, which read as follows:

         "SECTION 7. The corporate seal of the corporation shall be a circular seal with the name of said corporation around the border."

be amended in its entirety to read as follows:

         "SECTION 7. The Board of Directors may adopt, alter or abandon the use of a corporate seal."

         YOUR DIRECTORS RECOMMEND A VOTE FOR THIS AMENDMENT.

                      THE COMPANY'S AUDITORS (PROPOSAL #5)

         Olsen Thielen & Co., Ltd. has been the auditor for the Company for many years. The Board of Directors proposes and recommends the re-election of the firm of Olsen Thielen & Co., Ltd. to perform an audit for the current fiscal year ending December 31, 2002.

         A representative of Olsen Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors has been advised by Olsen Thielen & Co., Ltd. that no member of that firm has any financial interest, either direct or indirect, in the Company, and that during the past three years, has had no connection with the Company in any capacity other than that of independent certified public accountants.

         YOUR DIRECTORS RECOMMEND A VOTE FOR OLSEN THIELEN & CO., LTD.

                             SHAREHOLDERS' PROPOSALS

         The Company welcomes any suggestions from its shareholders, and all suggestions will be given careful consideration. Proposals intended to be included in next year's Proxy Statement must be submitted to Bill Otis, President, P. O. Box 697, New Ulm, MN 56073 no later than January 1, 2003.

                                  OTHER MATTERS

         Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxy.

                        ANNUAL REPORT TO THE SHAREHOLDERS

         A copy of the Company's Annual Report to shareholders for the fiscal year ended December 31, 2001, accompanies this Notice of Meeting and Proxy Statement. No part of the Annual Report is incorporated in this Proxy Statement and no part is to be considered Proxy solicitation material.

         SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 2001 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BILL OTIS, PRESIDENT, NEW ULM TELECOM, INC., P. O. BOX 697, NEW ULM, MN 56073.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        /s/ BARBARA A.J. BORNHOFT
                                        SECRETARY

                              NEW ULM TELECOM, INC.

                                      PROXY

         The undersigned hereby appoints James Jensen, Perry Meyer, Rosemary Dittrich, Mary Ellen Domeier, Gary Nelson or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in NEW ULM TELECOM, INC. at the Annual Meeting of Shareholders to be held on May 2, 2002 at 10:00 a.m. in the German Rivers Room, Holiday Inn, 2101 S. Broadway, New Ulm, Minnesota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

ITEM
----
1. Election of Directors _____ FOR - ALL Nominees _____ WITHHELD - ALL Nominees (Except as marked to the contrary below.)

      (3-year term)
      Nominees: DUANE LAMBRECHT, ROBERT RANWEILER
      INSTRUCTION: To withhold authority to vote for any nominee, mark through that nominee's name.

2. Shall the resolution amending Article II of the Articles of Incorporation be adopted?
                      _____ FOR _____ AGAINST _____ ABSTAIN

3.    Shall the resolution amending Section 3 of the By-Laws be adopted?
                      _____ FOR _____ AGAINST _____ ABSTAIN

4.    Shall the resolution amending Section 7 of the By-Laws be adopted?
                      _____ FOR _____ AGAINST _____ ABSTAIN

5.    Appointment of Auditors: _____ FOR _____ AGAINST _____ ABSTAIN

      Nominee: OLSEN THIELEN & CO., LTD., Certified Public Accountants

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

       PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE.

      SIGNATURE _______________________________________ DATE ___________________

      SIGNATURE _______________________________________ DATE ___________________

      Please sign exactly as name(s) appear on the mailing label. If joint account, each joint owner should sign. If signing for a corporation or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.